UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

0-17071	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana	47305-2814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 747-1500

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01.	Other Events.

First Merchants Corporation, an Indiana corporation (“First Merchants”), and Level One Bancorp, Inc., a Michigan corporation (“Level One”), are parties to that certain Agreement and Plan of Merger, dated as of November 4, 2021 (the “Merger Agreement”). Pursuant to the Merger Agreement, Level One will merge (the “Merger”) with and into First Merchants and, immediately thereafter, Level One Bank will merge with and into First Merchants Bank.

As previously reported, the parties submitted applications to the Federal Reserve Board (“Federal Reserve”), Federal Deposit Insurance Corporation (“FDIC”), the Indiana Department of Financial Institutions (“Indiana DFI”) on or about December 3, 2021, seeking each regulator’s approval of the transactions contemplated by the Merger Agreement. First Merchants also sent the required notice to the Michigan Department of Insurance and Financial Services (the “Michigan DIFS”) which was accepted on or about December 13, 2021. The Federal Reserve and FDIC have now granted approvals for the transaction. The Indiana DFI expects to meet next month to consider the application. Also, the shareholders of Level One have a meeting scheduled on March 1, 2022 to consider the approval of the Merger Agreement.

In order to consummate the merger transactions, the Indiana DFI must approve the application, the shareholders of Level One must approve the Merger Agreement and various other closing conditions set forth in the Merger Agreement must also be satisfied. The parties are diligently pursuing satisfaction of those conditions and continue to expect the closing to occur by early 2nd quarter of 2022, subject to satisfaction of those conditions.

FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the proposed Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the ability to obtain required regulatory approvals or the approval of Level One’s common shareholders, and the ability to complete the Merger on the expected timeframe; and other risks and factors identified in First Merchants’ filings with the Securities and Exchange Commission.

First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and Level One’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

The proposed merger of Level One with and into First Merchants will be submitted to the Level One shareholders for their consideration on March 1, 2022. In connection with the proposed merger, on December 23, 2021, First Merchants filed with the SEC a Registration Statement on Form S-4 (SEC File No. 333-261869)

that includes a proxy statement for Level One and a prospectus for First Merchants, and other relevant documents concerning the proposed merger. A definitive proxy statement/prospectus has been sent to Level One stockholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. Communications in this filing do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval.

You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about First Merchants and Level One, without charge, at the SEC’s website (http://www.sec.gov) or by accessing First Merchants’ website (http://www.firstmerchants.com) under the tab “Investor Relations” and then under the heading “Financial Information” and, finally under the link “SEC Filings” or by accessing Level One’s website (http://www.levelonebank.com) under the link “Investor Relations.” Copies of the proxy statement/prospectus and the filings with the SEC incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to First Merchants Corporation, 200 East Jackson Street, Muncie, IN 47305, Attention: Corporate Secretary, or by calling (765) 747-1500, or from Level One, upon written request to Level One Bancorp, Inc., 32991 Hamilton Court, Farmington Hills, MI 48334, Attention: Investor Relations, or by calling (888) 880-5663.

PARTICIPANTS IN THE SOLICITATION

First Merchants and Level One and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Level One in connection with the proposed merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2021, which information has been updated by First Merchants from time to time in subsequent filings with the SEC. Information about the directors and executive officers of Level One is set forth in the proxy statement for Level One’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 26, 2021, which information has been updated by Level One from time to time in subsequent filings with the SEC. Additional information about the interests of those participants and other persons who may be deemed participants in the transaction may also be obtained by reading the proxy statement/prospectus relating to the proposed merger. Free copies of this document may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2022

FIRST MERCHANTS CORPORATION

By:	/s/ Michele M. Kawiecki
Michele M. Kawiecki,
Chief Financial Officer